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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported April 16, 2012

DTS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50335 (Commission File Number)	77-0467655 (I.R.S. Employer Identification No.)

5220 Las Virgenes Road Calabasas, CA (Address of principal executive offices)	91302 (Zip Code)

(818) 436-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

The Merger Agreement

        On April 16, 2012, DTS, Inc., a Delaware corporation (the "Company"), DTS Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("Merger Sub"), DTS LLC, a single member Delaware limited liability company and a wholly owned subsidiary of the Company ("Merger LLC"), and SRS Labs, Inc., a Delaware corporation ("SRS") entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement"). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into SRS, with SRS surviving as a wholly owned subsidiary of the Company, and immediately thereafter, SRS will merge with and into Merger LLC, with Merger LLC surviving as a wholly owned subsidiary of the Company (together, the "Merger").

        At the effective time of the Merger, each outstanding share of SRS common stock will be converted into the right to receive (i) $9.50 in cash (the "Cash Consideration"), (ii) 0.31127 shares of the Company's common stock (the "Stock Consideration") or (iii) a combination of both cash and shares of common stock in certain circumstances. SRS stockholders may elect to receive their payment in cash or stock, subject to the requirement that the Cash Consideration and the Stock Consideration will each equal 50% of the aggregate consideration paid for the SRS common stock, with shares of the Company's common stock valued at $30.52 per share for purposes of this calculation. No fractional shares of the Company's common stock will be issued in the Merger, with holders receiving cash (without interest) in lieu of fractional shares. At the effective time of the Merger, each outstanding stock option to acquire SRS common stock will fully vest and become exercisable, and to the extent not exercised prior to the effective time, will be canceled in exchange for the right to receive a cash payment equal to the product of (i) the excess, if any, of the Cash Consideration over the exercise price of each such option and (ii) the number of shares of SRS common stock underlying such option. Outstanding SRS restricted stock units will fully vest and be canceled in exchange for a cash payment equal to the product of (i) the Cash Consideration and (ii) the number of shares of SRS common stock subject to such cancelled restricted stock units.

        The Merger Agreement provides that, immediately following the effective time of the Merger, and subject to the fiduciary duties of the board of directors of the Company, the Company will elect Mr. Thomas C.K. Yuen, SRS' Chairman, Chief Executive Officer and President, as a member of the board of directors of the Company.

        Consummation of the Merger is subject to certain conditions, including (i) the adoption of the Merger Agreement by SRS' stockholders, (ii) the absence of any applicable law or order prohibiting the closing, (iii) the termination or expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and receipt of certain other regulatory approvals, (iv) the effectiveness of a registration statement on Form S-4 relating to the Company's common stock to be issued in the Merger and (v) certain other customary closing conditions.

        The Merger Agreement includes customary representations, warranties and covenants of the Company, Merger Sub, Merger LLC and SRS. Among other things, SRS has agreed (i) subject to limited exceptions, to cause a stockholder meeting to be held to consider adoption of the Merger Agreement and approval of the Merger, (ii) subject to certain exceptions, that its board of directors will recommend adoption of the Merger Agreement by SRS' stockholders and approval of the Merger by SRS stockholders, (iii) not to solicit proposals relating to alternative business combination transactions and (iv) subject to limited exceptions, not to enter into discussions concerning or provide information to third parties in connection with alternative business combination transactions. Consummation of the Merger is not subject to a financing condition.

        The respective boards of directors of the Company and SRS have approved the Merger Agreement, and the board of directors of SRS has agreed to recommend that SRS stockholders adopt the Merger Agreement and approve the Merger. SRS has agreed not to directly or indirectly solicit competing acquisition proposals and, subject to certain exceptions, not to enter into discussions concerning, or provide confidential information in connection with, any unsolicited alternative business combinations. However, the board of directors of SRS may, subject to certain conditions, change its recommendation with respect to the Merger if, in connection with receipt of a Superior Proposal (as defined in the Merger Agreement), it determines in good faith that failure to effect such a change in recommendation would be inconsistent with its fiduciary duties or if, in connection with an event occurring after the date of the agreement that was not reasonably foreseeable at the time of the agreement, it determines in good faith that the exercise of its fiduciary duties would so require.

        The Merger Agreement contains certain termination rights for both the Company and SRS, including the right of each party to terminate the Merger Agreement if the Merger has not been consummated by December 31, 2012, subject to each party's right to extend the Merger Agreement for an additional 180 days if all closing conditions other than receipt of antitrust approvals have been satisfied by December 31, 2012.

        If the Merger Agreement is terminated under certain circumstances, including a determination by the board of directors of SRS to enter into a definitive agreement with respect to a Superior Proposal, SRS is required to pay the Company a termination fee of $7,495,000.

        The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The Merger Agreement governs the contractual rights between the parties in relation to the Merger. The Merger Agreement is not intended to modify or supplement any factual disclosures about the Company or SRS in the Company's or SRS' respective public reports filed with the Securities and Exchange Commission. In particular, the Merger Agreement is not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the Company or SRS. The representations and warranties contained in the Merger Agreement have been negotiated with the principal purpose of establishing the circumstances in which a party may have the right not to consummate the Merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties, rather than establishing matters as facts. The representations and warranties may also be subject to contractual standards of materiality different from those generally applicable under the securities laws.

The Voting Agreement

        On April 16, 2012, as an inducement for the Company and Merger Sub to enter into the Merger Agreement, SRS' Chairman of the Board, Chief Executive Officer and President, Thomas C.K. Yuen, who has the power to vote, or direct the vote, of approximately 20% of the outstanding shares of SRS common stock, entered into a Voting Agreement with the Company. The Voting Agreement provides that, subject to certain exceptions, Mr. Yuen, Misako Yuen, Mr. Yuen's family trust and family foundation will vote (or cause to be voted) all of the shares of SRS common stock beneficially owned by them (i) in favor of, among other things, the adoption of the Merger Agreement and (ii) against, among other things, any alternative business combination transaction involving SRS.

        The Voting Agreement will terminate upon the earlier of (i) consummation of the Merger and (ii) the termination of the Merger Agreement in accordance with its terms.

        The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the Voting Agreement, a copy of which is attached hereto as Exhibit 2.2 and incorporated herein by reference.

Item 8.01    Other Events.

        On April 17, 2012, the Company issued a joint press release with SRS announcing the Merger. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

        Also on April 17, 2012, the Company held a conference call with investors, analysts and other interested parties to provide supplemental information regarding the proposed transaction. The slides and the script used in connection with the conference call are attached hereto as Exhibit 99.2 and Exhibit 99.3, respectively. A transcript of the conference call is attached hereto as Exhibit 99.4. Each of the slides, script and conference call transcript is incorporated by reference herein.

CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

        This Current Report on Form 8-K, and the documents incorporated herein by reference, contain forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which the Company and SRS operate and beliefs of and assumptions made by the Company and management, involve uncertainties that could significantly affect the financial results of the Company or SRS or the combined company. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to, statements about the benefits of the transaction involving the Company and SRS, including future financial and operating results, the combined company's plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future—including statements relating to creating value for stockholders, integrating our companies, and the expected timetable for completing the proposed transaction—are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation:

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  the ability of the parties to satisfy conditions to the closing of the transaction with SRS, including obtaining required regulatory approvals and the approval of SRS stockholders;

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  the risks inherent in acquisitions of technologies and businesses, including the timing and successful completion of technology and product development, integration issues, costs and unanticipated expenditures and accounting charges, changing relationships with customers and strategic partners, potential contractual, intellectual property or employment issues

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  unexpected variations in market growth and demand for the combined company's technologies

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  the possibility that SRS may be adversely affected by economic, business and/or competitive factors before or after closing of the transaction; and

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  any adverse effect to the Company's business or the business being acquired from SRS due to uncertainty relating to the transaction.

        This list of important factors is not intended to be exhaustive. Additional risks and factors are discussed in the Annual Report on Form 10-K of SRS for the year ended December 31, 2011, which was filed with the SEC on March 15, 2012, under the heading "Item 1A—Risk Factors," and in the Annual Report on Form 10-K of the Company for the year ended December 31, 2011, which was filed with the Securities and Exchange Commission (the "SEC") on March 2, 2012, under the heading "Item 1A—Risk Factors" and in subsequent reports on Forms 10-Q and 8-K and other filings made with the SEC by each of the Company and SRS. The Company does not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

        This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

        In connection with the proposed merger transaction, the Company and SRS will file a registration statement and proxy statement/prospectus with the SEC. The company will file a registration statement on Form S-4 that includes a proxy statement of SRS and which also constitutes a prospectus of the Company. SRS will mail the proxy statement/prospectus to its stockholders. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

        Investors and security holders may obtain a free copy of the proxy statement/prospectus (when available) and other documents filed by the Company and SRS with the SEC at the SEC's web site at www.sec.gov or by directing a request when such a filing is made to the Company, 5220 Las Virgenes Road, Calabasas, CA 91302, Attention: Stockholder Relations or by directing a request when such a filing is made to SRS Labs, Inc., 2909 Daimler Street, Santa Ana, CA 92705, Attention: Investor Relations.

Participants in Solicitation

        The Company, SRS, their respective directors and certain of their executive officers may be considered participants in the solicitation of proxies in connection with the proposed merger transaction. Information about the directors and executive officers of SRS is set forth in SRS' definitive proxy statement, which was filed with the SEC on April 25, 2011. Information about the directors and executive officers of the Company is set forth in its definitive proxy statement, which was filed with the SEC on April 10, 2012. Certain directors and executive officers of SRS may have direct or indirect interests in the proposed merger transaction due to securities holdings, preexisting or future indemnification arrangements, vesting of options or rights to severance payments if their employment is terminated following the proposed merger transaction. Investors and security holders may obtain additional information regarding the interests of such participants by reading the proxy statement/prospectus the Company and SRS will file with the SEC when it becomes available.

DTS, Inc.

Media & Investor Contacts:
Sard Verbinnen & Co
John Christiansen/Andrew Cole
jchristiansen@sardverb.com/acole@sardverb.com
(415) 618-8750/(212) 687-8080

SRS Labs, Inc. Contact:

Investors:
Chuck McBride / Chief Financial Officer
Chuck.mcbride@srslabs.com
949.442.5596

Media:
The Abernathy MacGregor Group
Jim Lucas / Joe Hixson
JBL@abmac.com / JRH@abmac.com
(213) 630-6550

Item 9.01    Financial Statements and Exhibits.

(d)
Exhibits

2.1	Agreement and Plan of Merger and Reorganization, dated as of April 16, 2012, by and among DTS, Inc., DTS Merger Sub, Inc, DTS LLC, and SRS Labs, Inc.
2.2	Voting Agreement, dated as of April 16, 2012, by and among DTS, Inc., Mr. Thomas C. K. Yuen, Misako Yuen, The Thomas and Misako Yuen Family Foundation, and Thomas Yuen Family Trust
99.1	Press release dated April 17, 2012, announcing DTS to Acquire SRS Labs in Cash-and-Stock Transaction
99.2	Investor Presentation Slides, dated April 17, 2012
99.3	Investor Presentation Script, dated April 17, 2012
99.4	Transcript of Conference Call with Investors and Analysts, dated April 17, 2012

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DTS, INC.
Date: April 17, 2012
/s/ MELVIN FLANIGAN Melvin Flanigan Executive Vice President, Finance and Chief Financial Officer (principal financial and accounting officer)

 Exhibit Index

Exhibit No.	Description
2.1	Agreement and Plan of Merger and Reorganization, dated as of April 16, 2012, by and among DTS, Inc., DTS Merger Sub, Inc, DTS LLC, and SRS Labs, Inc.
2.2	Voting Agreement, dated as of April 16, 2012, by and among DTS, Inc., Mr. Thomas C. K. Yuen, Misako Yuen, The Thomas and Misako Yuen Family Foundation, and Thomas Yuen Family Trust
99.1	Press release dated April 17, 2012, announcing DTS to Acquire SRS Labs in Cash-and-Stock Transaction
99.2	Investor Presentation Slides, dated April 17, 2012
99.3	Investor Presentation Script, dated April 17, 2012
99.4	Transcript of Conference Call with Investors and Analysts, dated April 17, 2012

QuickLinks

  Item 1.01 Entry into a Material Definitive Agreement.
  Item 8.01 Other Events.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index